SUMMARY PROSPECTUS	Calvert Asset Allocation Funds	Calvert Investments
January 31, 2010	Sustainable and Socially Responsible Equity Funds	A UNIFI Company

CALVERT AGGRESSIVE ALLOCATION FUND
Class (Ticker):	I (CAGIX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. The Fund's Prospectus and Statement of Additional Information (the "SAI"), both dated January 31, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund's Prospectus, the SAI, and other information about the Fund online at www.calvert.com/prospectus. You can also get this information at no cost by calling 1-800-327-2109 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Fund.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class I
Redemption fee (as a % of amount redeemed or exchanged within 7 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Class I
Management fees:
Advisory fee	None
Administrative fee	0.15%
Distribution and service (12b-1) fees	None
Other expenses	2,098.67%
Acquired fund fees and expenses	0.85%
Total annual fund operating expenses	2,099.67%
Less fee waiver and/or expense reimbursement [1]	(2,098.59%)
Net expenses	1.08%

1 Calvert has agreed to contractually limit direct ordinary operating expenses through January 31, 2011. This expense limitation does not limit the Acquired fund fees and expenses paid indirectly by a shareholder. Direct ordinary operating expenses during this period will not exceed 0.23%, and for the period ending January 31, 2020, Calvert has further contractually agreed to limit the expense cap to 1.00%. Only the Board of Trustees of the Fund may terminate the Fund's expense cap before the contractual period expires.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

  you invest $1,000,000 in the Fund for the time periods indicated;
  your investment has a 5% return each year;
  the Fund's operating expenses remain the same;
  any Calvert expense limitation is in effect for year one; and
  the estimated gross expenses of the underlying Calvert funds (or net expenses if subject to an expense limit for at least a year) are incorporated.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Number of Years Investment is Held	Class I
1	$11,012
3	$50,683
5	$92,893
10	$210,615

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities ("turns over" its portfolio). These transaction costs are also incurred by the underlying Calvert funds. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the "Example", affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of its portfolio's average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Fund is a "fund of funds" that seeks to achieve its investment objective by investing in a portfolio of underlying Calvert fixed-income, equity and money market funds that meets the Fund's investment criteria, including financial, sustainability and social responsibility factors.

The Fund invests in underlying Calvert funds in accordance with a stable target asset allocation determined by the investment advisor (the "Advisor"). The Fund's asset allocation strategy incorporates historical risk and return characteristics of various asset classes and correlations between asset classes to establish allocations intended to provide an optimal level of return for a given level of risk. Historical returns-based analysis and actual holdings data of the target underlying Calvert funds are then integrated to blend the styles of the underlying Calvert funds with the asset allocation policy.

The Fund intends to invest exclusively in shares of underlying Calvert funds and typically invests in underlying Calvert funds as follows:

80% to 100% of Fund's net assets

In funds that invest primarily in equity securities (Calvert Social Investment Fund ("CSIF") Equity Portfolio, Calvert Social Index Fund, CSIF Enhanced Equity Portfolio, Calvert Large Cap Growth Fund, Calvert Capital Accumulation Fund, Calvert World Values International Equity Fund, Calvert International Opportunities Fund, Calvert Global Alternative Energy Fund, Calvert Global Water Fund, Calvert New Vision Small Cap Fund, Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund)

0% to 20% of Fund's net assets	In CSIF Bond Portfolio (which invests primarily in fixed-income securities)
0% to 5% of Fund's net assets	In CSIF Money Market Portfolio (which invests primarily in money market instruments)

For information on the investment objectives, strategies and risks of the underlying Calvert funds, see the respective Fund Summaries of the underlying equity funds in this Prospectus, and see "Description of Underlying Funds" in this Prospectus, which describes the underlying Calvert Global Water Fund and the underlying fixed-income and money market funds (CSIF Bond Portfolio and CSIF Money Market Portfolio).

The Advisor may select new or different underlying Calvert funds other than those listed above without prior approval of or prior notice to shareholders.

The above asset allocation percentages are allocation targets. The Advisor has discretion to reallocate the Fund's assets among underlying Calvert funds. The Advisor evaluates quarterly any necessary rebalancing of the Fund to adjust for shifts in the style biases of the underlying funds. The Advisor also evaluates annually any necessary rebalancing to reflect different target asset class allocations based on changed economic and market conditions.

Sustainable and Socially Responsible Investing. Each underlying fund (other than Calvert Global Alternative Energy Fund and Calvert Global Water Fund) seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert Global Alternative Energy Fund will invest in ways consistent with Calvert's philosophy that long-term rewards to investors will come from companies and other entities whose products, services, and methods contribute to a more sustainable future. Calvert Global Water Fund seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.

Each underlying fund (other than Calvert Global Water Fund) has sustainable and socially responsible investment criteria that reflect specific types of companies in which the fund seeks to invest and seeks to avoid investing. Calvert Global Water Fund's sustainable and socially responsible investment criteria reflect threshold responsibility standards used in determining whether a security qualifies as an investment for the fund, and specific types of companies in which the fund seeks to invest.

Investments for each underlying fund are first selected for financial soundness and then evaluated according to the fund's sustainable and socially responsible investment criteria. Investments for each underlying fund must be consistent with the fund's current investment criteria, including financial, sustainability and social responsibility factors, as well as threshold responsibility standards (for Calvert Global Water Fund only), the application of which is in the economic interest of the underlying fund and its shareholders.

Principal Risks

You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Risk. The Advisor's selection of underlying funds and the allocation of Fund assets to those funds may cause the Fund to underperform. The Fund's greater allocation to equity funds makes it more susceptible to risks associated with equity investments than fixed-income investments.

Management Risk. Individual stocks and/or bonds in an underlying fund may not perform as expected, and the underlying fund's portfolio management practices may not achieve the desired result. The Advisor's allocation among different sectors of the bond market and among bonds with maturities of different length may not perform as expected.

Equity Investments. The Fund shares the principal risks of equity securities held by the underlying funds, including the key risks below.

Stock Market Risk. The stock market (including stocks that comprise the energy and water-related resource sectors, and stock markets outside the U.S.) may fall in value, causing prices of stocks held by the underlying funds to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition, on overall market and economic conditions, and on investors' perception of a company's well-being.

Fixed-Income Investments. The Fund shares the principal risks of fixed-income securities held by the underlying funds, including the key risks below.

Bond Market Risk. The market prices of bonds held by the underlying funds may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of the securities. When interest rates rise, the value of fixed-income securities will generally fall.

Credit Risk. The credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Money Market Investments. The Fund shares the principal risks of money market securities held by the underlying funds, including the key risk below.

Money Market Risk. Yield will change in response to market interest rates; in general, as market rates go up, so will yield, and vice versa. Although the underlying fund tries to keep the value of its shares constant at $1.00 per share, changes in market rates could cause the value to decrease. Credit quality of the securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due. Credit risk, however, should be low for the underlying fund because it invests primarily in securities that are considered to be of high quality; the underlying fund also limits the amount it invests in any one issuer to try to lessen its exposure to credit risk.

Performance

The following bar chart and table show the Fund's annual returns and its long-term performance, which give some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Class I shares has varied from year to year. The table compares the Fund's performance over time with that of the Fund's current index, its prior index and an average.

Performance results for Class I shares prior to January 31, 2008, the inception date for Class I shares, reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For updated performance information, visit www.calvert.com.

Year-by-Year Total Return (Class I)

Best Quarter (of periods shown)	Q2 '09	16.96%
Worst Quarter (of periods shown)	Q4 '08	-21.68%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares.
Average Annual Total Returns (as of 12-31-09)	1 year	Since Inception (6/30/05)
Class I:
Return before taxes	26.25%	0.04%
Return after taxes on distributions	26.14%	-0.39%
Return after taxes on distributions and sale of Fund shares	17.21%	-0.02%
Russell 3000 Index*	28.34%	0.85%
Aggressive Allocation Composite Index*	28.56%	2.22%
Lipper Multi-Cap Core Funds Avg.	32.01%	1.07%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* In December 2009 the Fund changed its broad-based benchmark to the Russell 3000 Index from the Aggressive Allocation Composite Index (consisting of 64% of the Russell 3000 Index, 26% of the Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index, and 10% of the Barclays Capital U.S. Credit Index), in order to adopt an index that is not blended. The Fund also continues to show the Aggressive Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Asset Management Company, Inc.

The Calvert Asset Allocation Committee, headed by Natalie A. Trunow, manages the Fund. Ms. Trunow is Senior Vice President, Chief Investment Officer - Equities, Calvert, and has overseen the Fund's investment strategy and management since September 2008.

BUYING AND SELLING SHARES

You can buy, sell (redeem) or exchange shares of a Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund's net asset value determined after receipt of your request in good order. To purchase shares directly from the Fund, open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748).

All initial purchases must be made by bankwire or ACH funds transfer (each an "electronic funds transfer") in U.S. dollars.
Minimum to Open Fund Account
$1,000,000

The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders.

To Buy Shares
New Accounts (include application) and Subsequent Investments:	For wire instructions, call 800-327-2109
To Sell Shares
By Telephone	Call 800-368-2745

TAX INFORMATION

Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by a Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.

PAYMENTS TO BROKER/DEALERS AND OTHER
FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Investment Company Act file: No. 811-3334 Calvert Social Investment Fund